--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                      MORGAN STANLEY
              IXIS Real Estate Capital Trust
                         2005-HE3
                           ARM

Selection Criteria: ARM
Table of Contents

1. Documentation Level
2. Credit Score
3. Range of Combined Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV

1. Documentation Level

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                               Morgage
                                                  Aggregate    Pool by       Avg      Weighted
                                      Number       Cut-off    Aggregate   Mortgage    Average    Weighted    Weighted
                                        of          Date       Cut-off      Loan       Gross      Average    Average    Weighted
                                     Mortgage     Principal   Principal   Principal   Interest     Gross     Original    Average
Documentation Level                    Loans       Balance     Balance     Balance      Rate      Margin       LTV     FICO Score
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                      1,235   288,369,373      50.99     233,497      7.328       6.372       80.2       647.8
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                        1,571   264,701,740       46.8     168,493      7.444         6.4      80.66       608.2
-----------------------------------------------------------------------------------------------------------------------------------
Limited                                      42     7,356,207        1.3     175,148       7.22       5.901      78.32       635.6
-----------------------------------------------------------------------------------------------------------------------------------
No Documentation                             14     2,938,108       0.52     209,865      7.933       5.197      85.71       677.7
-----------------------------------------------------------------------------------------------------------------------------------
No Ratio                                      4     1,202,363       0.21     300,591      7.561       5.096      82.93         621
-----------------------------------------------------------------------------------------------------------------------------------
Full or Alternate Documentation               7       669,106       0.12      95,587      8.458       7.604      87.48       638.8
-----------------------------------------------------------------------------------------------------------------------------------
No Income Verifier                            1       171,536       0.03     171,536      7.775        4.36      79.99         630
-----------------------------------------------------------------------------------------------------------------------------------
Lite Documentation                            1       167,183       0.03     167,183        6.5         4.8      79.98         695
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,875   565,575,616        100     196,722      7.386       6.371      80.43       629.2
-----------------------------------------------------------------------------------------------------------------------------------

                           Top

2. Credit Score

-------------------------------------------------------------------------------------------------------------------
                                                 % of
                                               Morgage
                                  Aggregate    Pool by       Avg      Weighted
                      Number       Cut-off    Aggregate   Mortgage    Average    Weighted    Weighted
                        of          Date       Cut-off      Loan       Gross      Average    Average    Weighted
                     Mortgage     Principal   Principal   Principal   Interest     Gross     Original    Average
Credit Score           Loans       Balance     Balance     Balance      Rate      Margin       LTV     FICO Score
-------------------------------------------------------------------------------------------------------------------
481 - 500                     8     1,225,791       0.22     153,224      8.392       6.825      68.91         500
-------------------------------------------------------------------------------------------------------------------
501 - 520                   163    27,474,743       4.86     168,557      8.529       7.033      74.12       510.8
-------------------------------------------------------------------------------------------------------------------
521 - 540                   211    33,751,739       5.97     159,961      8.465        7.03       74.4       530.1
-------------------------------------------------------------------------------------------------------------------
541 - 560                   247    41,552,660       7.35     168,229      8.185       6.887      77.83       550.9
-------------------------------------------------------------------------------------------------------------------
561 - 580                   226    36,989,654       6.54     163,671      8.106       6.739      79.28       570.2
-------------------------------------------------------------------------------------------------------------------
581 - 600                   267    45,287,252       8.01     169,615       7.62       6.487      80.42       590.4
-------------------------------------------------------------------------------------------------------------------
601 - 620                   292    51,879,039       9.17     177,668      7.509       6.444       82.3       610.6
-------------------------------------------------------------------------------------------------------------------
621 - 640                   339    67,616,483      11.96     199,459      7.259       6.263      82.64       630.6
-------------------------------------------------------------------------------------------------------------------
641 - 660                   315    68,469,901      12.11     217,365      7.023       6.248      81.61       650.3
-------------------------------------------------------------------------------------------------------------------
661 - 680                   293    67,377,403      11.91     229,957      7.055       6.104      82.59       670.2
-------------------------------------------------------------------------------------------------------------------
681 - 700                   220    50,695,175       8.96     230,433      6.612       5.908      81.01       689.9
-------------------------------------------------------------------------------------------------------------------
701 - 720                   119    29,298,539       5.18     246,206      6.748       6.069      81.35       709.7
-------------------------------------------------------------------------------------------------------------------
721 - 740                    78    19,984,949       3.53     256,217      6.597       6.007      80.99       729.2
-------------------------------------------------------------------------------------------------------------------
741 - 760                    50    13,214,269       2.34     264,285      6.671       5.819      80.78       750.5
-------------------------------------------------------------------------------------------------------------------
761 - 780                    31     7,124,412       1.26     229,820      6.717       6.034      80.16       769.1
-------------------------------------------------------------------------------------------------------------------
781 - 800                    13     2,947,467       0.52     226,728      6.679       5.702      80.43       786.5
-------------------------------------------------------------------------------------------------------------------
801 - 820                     3       686,139       0.12     228,713      7.016       6.144       82.1       806.3
-------------------------------------------------------------------------------------------------------------------
Total:                    2,875   565,575,616        100     196,722      7.386       6.371      80.43       629.2
-------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 813
Non-Zero Weighted Average: 629

                           Top

3. Range of Combined Original LTV Ratios (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                               % of
                                                             Morgage
                                                Aggregate    Pool by       Avg      Weighted
                                    Number       Cut-off    Aggregate   Mortgage    Average    Weighted    Weighted
                                      of          Date       Cut-off      Loan       Gross      Average    Average    Weighted
Range of Combined                  Mortgage     Principal   Principal   Principal   Interest     Gross     Original    Average
Original LTV Ratios (%)              Loans       Balance     Balance     Balance      Rate      Margin       LTV     FICO Score
---------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                               1        69,918       0.01      69,918        8.7         7.7       17.5         595
---------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                               8       559,722        0.1      69,965      7.449       6.493      22.19       628.7
---------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                               7       617,003       0.11      88,143      7.201       6.371      28.08       643.9
---------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                               6       642,999       0.11     107,167       7.43       6.748      32.34       578.4
---------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                              11     1,077,046       0.19      97,913       7.55       6.507      38.84       589.8
---------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                              21     2,696,495       0.48     128,405      8.078       6.945      42.72       551.1
---------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                              36     5,324,528       0.94     147,904       7.98        6.87      48.28       577.7
---------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                              34     4,578,531       0.81     134,663      7.538       6.103      52.82       582.9
---------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                              48     7,648,442       1.35     159,343       7.63       6.564      58.24       576.2
---------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                             100    18,483,829       3.27     184,838      7.423       6.313      63.47       582.4
---------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                             141    26,374,381       4.66     187,052      7.682       6.569      68.73       576.1
---------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                             192    37,337,794        6.6     194,468      7.488       6.364      74.01         592
---------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                           1,199   266,168,654      47.06     221,992      6.906       6.163      79.84       655.4
---------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                             347    65,298,330      11.55     188,180      7.816       6.713      84.37       599.1
---------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                             455    84,903,910      15.01     186,602      7.895       6.502      89.59       622.9
---------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                             153    29,984,039        5.3     195,974      8.029       6.496      94.81       631.9
---------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                            116    13,809,993       2.44     119,052      8.613       7.029      99.92       649.7
---------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,875   565,575,616        100     196,722      7.386       6.371      80.43       629.2
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 17.50
Maximum: 100.00
Weighted Average: 80.43

                           Top

4. Documentation Level Greater than 85% LTV

---------------------------------------------------------------------------------------------------------------------------------
                                                               % of
                                                             Morgage
                                                Aggregate    Pool by       Avg      Weighted
                                    Number       Cut-off    Aggregate   Mortgage    Average    Weighted    Weighted
                                      of          Date       Cut-off      Loan       Gross      Average    Average    Weighted
Documentation Level                Mortgage     Principal   Principal   Principal   Interest     Gross     Original    Average
Greater than 85% LTV                 Loans       Balance     Balance     Balance      Rate      Margin       LTV     FICO Score
---------------------------------------------------------------------------------------------------------------------------------
Full Documentation                        492    75,588,542      58.73     153,635      8.019        6.73      92.35         614
---------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                      212    48,791,606      37.91     230,149      7.973       6.379      91.22       647.6
---------------------------------------------------------------------------------------------------------------------------------
No Documentation                            5     1,776,469       1.38     355,294      8.254       5.196      92.63       677.9
---------------------------------------------------------------------------------------------------------------------------------
Limited                                     9     1,206,324       0.94     134,036      7.954       6.016      92.38       599.6
---------------------------------------------------------------------------------------------------------------------------------
No Ratio                                    3     1,028,071        0.8     342,690      7.635        4.88      89.81       639.5
---------------------------------------------------------------------------------------------------------------------------------
Full or Alternate Documentation             3       306,929       0.24     102,310      8.855        7.96      93.96       659.5
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    724   128,697,941        100     177,760      8.003       6.557      91.91       627.8
---------------------------------------------------------------------------------------------------------------------------------

                           Top

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.